SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  March 30, 2004
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------



       Delaware                                          36-4514369
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina            28255
--------------------------------------------------------------------------------
     Address of principal executive offices                (Zip Code)



                                 (704) 387-8239
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code




--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

On March 30, 2004, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Banc of America Alternative Loan Trust 2004-3 Mortgage Pass-Through Certificates, Series 2004-3, Class 1-A-1, Class 1-A-R, Class 1-A-LR, Class 2-A-1, Class CB-IO, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-IO, Class 4-A-1, Class 4-IO, Class PO, Class 30-B-IO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 4-B-1, Class 4-B-2 and Class 4-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $266,742,160.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated March 30, 2004, among the Registrant, Bank of America, N.A., as servicer ("BANA"), and Wells Fargo Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2004-3, Class SES, Class 30-B-4, Class 30-B-5 Class 30-B-6, Class 4-B-4, Class 4-B-5 and Class 4-B-6 Certificates, having an aggregate initial principal balance of $2,808,730.00 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.96% undivided interest in a trust (the "Trust"), consisting principally of four pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount is sufficient therefor.

Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC," the "Middle-Tier REMIC" and the "Lower-Tier REMIC" and each a "REMIC"). The Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-IO, Class 4-A-1, Class 4-IO, Class 30-B-IO, Class 30-B-1, Class 30-B-2, Class 30-B-3, Class 30-B-4, Class 30-B-5, Class 30-B-6, Class 4-B-1, Class 4-B-2, Class 4-B-3, Class 4-B-4, Class 4-B-5 and Class 4-B-6 Certificates and each Class IO, Class PO and Class SES Component will be treated as "regular interests" in the REMIC and the Class 1-A-R and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
------------------                     -----------
    (EX-4)                             Pooling and Servicing Agreement, dated
                                       March 30, 2004, among Banc of America
                                       Mortgage Securities, Inc., Bank of
                                       America, N.A. and Wells Fargo Bank,
                                       National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.


March 30, 2004



                                    By:       /s/ Judy Lowman
                                       -----------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)
-----------                 -----------                         --------------

  (EX-4)                    Pooling and Servicing Agreement,          E
                            dated March 30, 2004 among Banc
                            of America Mortgage Securities,
                            Inc., Bank of America, N.A. and
                            Wells Fargo Bank, National
                            Association, as trustee.